UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017 (June 23, 2017)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 23, 2017, Genesis Energy, L.P. (the “Partnership”) (i) dismissed Deloitte & Touche LLP (“Deloitte”) as the Partnership’s independent registered public accounting firm effective June 30, 2017, and (ii) appointed Ernst & Young LLP (“EY”), effective June 30, 2017, to serve as the Partnership’s new independent registered public accounting firm to audit the Partnership’s financial statements as of and for the fiscal year ending December 31, 2017. The audit committee of the board of directors of Genesis Energy, LLC (the “Committee”), the general partner of the Partnership, pursuant to the Committee’s charter exercised its sole authority to approve Deloitte’s dismissal and EY’s appointment as the Partnership’s independent registered public accounting firm.

The reports of Deloitte on the financial statements of the Partnership as of and for the fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Partnership’s fiscal years ended December 31, 2016 and 2015, and the interim period through June 30, 2017, (i) the Partnership had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in its reports on the financial statements of the Partnership for such years and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Partnership has provided Deloitte with a copy of the foregoing disclosure and requested that Deloitte furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the statements above concerning Deloitte. A copy of Deloitte’s letter, dated June 29, 2017, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2016 and 2015, and the interim period through June 30, 2017, the Partnership did not consult EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Partnership’s financial statements, and no written report or oral advice was provided to the Partnership by EY that EY concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

16.1	Letter from Deloitte & Touche LLP, dated June 29, 2017, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: June 29, 2017	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer

EXHIBIT INDEX

Exhibits

16.1	Letter from Deloitte & Touche LLP, dated June 29, 2017, regarding the change in certifying accountant.

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